Exhibit 99.2
STRICTLY PRIVATE AND CONFIDENTIAL Q1 2022 Results Presentation April 25, 2022 HBT Financial, Inc.

Forward - Looking Statements Readers should note that in addition to the historical information contained herein, this presentation contains, and future o ral and written statements of the Company and its management may contain, "forward - looking statements" within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements generally can be identified by the use of forward - lookin g terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe" or "continue," or similar terminology. Any forward - looking statements pr esented herein are made only as of the date of this presentation, and the Company does not undertake any obligation to update or revise any forward - looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Factors that could cause actual results to differ materially from these forward - looking statements include, but are not limited to: ( i ) the strength of the local, state, national and international economies (including effects of inflationary pressures and supply chain constraints); (ii) the economic impact of any future terrorist thr eats and attacks, widespread disease or pandemics (including the COVID - 19 pandemic in the United States), acts of war or other threats thereof, or other adverse external events that could cause econo mic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices , a s may be adopted by state and federal regulatory agencies, the FASB or the PCAOB; (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general bus iness; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may inc lude failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) unexpected outcomes of existing or new litigation involving the Company; (xii) the economic impact of exceptional weather occurrences such as tornadoes, floods and bli zzards; and (xiii) the ability of the Company to manage the risks associated with the foregoing. Readers should note that the forward - looking statements included in this presentation are not a g uarantee of future events, and that actual events may differ materially from those made in or suggested by the forward - looking statements. Additional information concerning the Company and its busines s, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. Non - GAAP Financial Measures This presentation includes certain non - GAAP financial measures. While HBT Financial, Inc. (“HBT” or the “Company”) believes thes e are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non - GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non - GAAP financial measures may not be comparab le to other similarly titled measures of other companies. Tax equivalent adjustments assume a federal tax rate of 21% and state tax rate of 9.5% during the three months ended March 31, 20 22, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, and the years ended December 31, 2021, 2020, 2019 and 2018, and a federal tax rate of 35% and state tax rate of 8.63% for the year ended December 31, 2017. For a reconciliation of the non - GAAP measures we use to the most closely comparable GAAP measures, see the Appendix to this presentati on. 1

Q1 2022 Summary Seasonally lighter loan growth in 1Q ◼ Total loans were relatively flat, excluding PPP loans ◼ Growth in construction and C&I loans offset by payoffs/paydowns in multifamily and agriculture/farmland loans ◼ New loan production impacted by seasonally lighter demand in first quarter, project delays due to higher input costs and interest rates, and increasingly competitive pricing environment ◼ Increasing rates have provided better opportunities to invest excess liquidity in the securities portfolio Continued strong profitability ◼ Net income of $13.6 million, or $0.47 per diluted share; return on average assets (ROAA) of 1.27% and return on average tangible common equity (ROATCE) 1 of 14.71% ◼ Adjusted net income 1 of $12.2 million, or $0.42 per diluted share; adjusted ROAA 1 of 1.14% and adjusted ROATCE 1 of 13.22% Further improvement in deposit mix, asset quality, and efficiencies ◼ Continued inflows of low - cost deposits increased non - maturity deposits to 92.3% of total deposits ◼ Total cost of deposits declined to 6 basis points ◼ Nonperforming loans declined to 0.10% of total loans and net recoveries of $1.2 million ◼ Increased operating leverage from the NXT Bancorporation, Inc. acquisition resulted in efficiency ratio 2 improving to 56.26% 1 See "Non - GAAP reconciliations" in the Appendix for reconciliation of non - GAAP financial measures to their most closely comparabl e GAAP financial measures; 2 Tax - equivalent basis metric; for reconciliation with GAAP metric, see “Non - GAAP reconciliations” in the Appendix 2

Company snapshot

Overview

- ✓ Company incorporated in 1982 from base of family-owned banks and completed its IPO in October 2019
- ✓ Headquartered in Bloomington, IL, with operations in Central Illinois, the Chicago MSA, and Eastern Iowa
- ✓ Leading market position in majority of our core mid-sized markets in Central Illinois[4]
- ✓ Strong deposit franchise with 6bps cost of deposits, 99% core deposits[2]
- ✓ Conservative credit culture, with net recoveries to average loans of 1bp during the year ended December 31, 2021 and 19bps in Q1 2022
- ✓ High profitability sustained through cycles

Loan composition


Municipal, consumer & other 6%
C&I 12%
Commercial
CRE–Owner occupied 9%
Agricultural & farm land 9%
CRE–Non-owner occupied 28%
C&D 10%
Multi-family 13%
1-4 Family residential 13%
Commercial Real Estate

Deposit composition


Time 8%
Noninterest-bearing demand 28%
Interest-bearing demand 30%
Money Market 16%
Savings 18%

Financial highlights ($mm)

	As of or for the period ended	2019	2020	2021	1Q22
Balance sheet	Total assets	$3,245	$3,667	$4,314	$4,349
	Total loans, HFI[1]	2,164	2,247	2,500	2,488
	Total deposits	2,777	3,131	3,738	3,816
	% Core deposits[2]	98.4%	99.1%	98.3%	99.0%
	Loans-to-deposits	77.9%	71.8%	66.9%	65.2%
Key performance indicators	Adjusted ROAA[3]	1.78%	1.15%	1.43%	1.14%
	Adjusted ROATCE[3]	18.3%	12.3%	16.1%	13.2%
	Cost of deposits	0.29%	0.14%	0.07%	0.06%
	NIM[5]	4.38%	3.60%	3.23%	3.13%
	Yield on loans	5.51%	4.69%	4.68%	4.44%
	Efficiency ratio[5]	53.1%	58.9%	55.8%	56.3%
Credit & capital	NCOs / loans	0.07%	0.04%	(0.01)%	(0.19)%
	NPLs / gross loans	0.88%	0.44%	0.11%	0.10%
	NPAs / Loans + OREO	1.11%	0.63%	0.24%	0.22%
	CET1 (%)	12.2%	13.1%	13.4%	13.4%
	TCE / TA[6]	9.5%	9.3%	8.9%	8.2%

Note: Financial data as of and for the three months ended March 31, 2022 unless otherwise indicated; [1] Loans held for investment, before allowance for loan losses; excludes loans held for sale; [2] Core deposits defined as all deposits excluding time deposits of $250,000 or more and brokered deposits; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in the Appendix; [3] Metric based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in the Appendix; net income presented on C-Corporation equivalent basis for periods prior to 2020 [4] Core mid-sized markets in Central Illinois defined as Illinois markets outside of the Chicago metropolitan statistical area; leading deposit share defined as top three deposit share rank; [5] Tax-equivalent basis metric; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in the Appendix; [6] Tangible common equity to tangible assets is a non-GAAP metric; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in the Appendix.

3

HBT Financial

Loan Portfolio Overview: Commercial and Commercial Real Estate ◼ $1.25 billion portfolio as of March 31, 2022 ➢ $688 million in non - owner occupied CRE primarily supported by rental cash flow of the underlying properties ➢ $243 million in multi - family loans secured by 5+ unit apartment buildings ➢ $320 million in construction and land development loans primarily to developers to sell upon completion or for long - term investment ◼ Vast majority of loans originated to experienced real estate developers within our markets ◼ Guarantees required on majority of loans originated Multi - Family 31% Retail 14% Warehouse/ Manufacturing 13% Office 9% Senior Living Facilities 7% Hotels 6% Land and Lots 6% 1 - 4 Family Construction 4% Auto Repair & Dealers 3% Medical 2% Other 5% Commercial Real Estate Portfolio 4 Commercial Loan Portfolio 1 ◼ $292 million C&I loans outstanding as of March 31, 2022 ➢ For working capital, asset acquisition, and other business purposes ➢ Underwritten primarily based on borrower’s cash flow and majority further supported by collateral and personal guarantees; loans based primarily in - market ◼ $237 million owner - occupied CRE outstanding as of March 31, 2022 ➢ Primarily underwritten based on cash flow of the business occupying the property and supported by personal guarantees; loans based primarily in - market Grain Elevators 16% Auto Repair & Dealers 13% Health Care and Social Assistance 11% Real Estate and Rental and Leasing 8% Wholesale Trade 7% Construction 7% Retail Trade - Other 6% Arts, Entertainment, and Recreation 5% Manufacturing 5% Restaurants and Bars 4% Professional, Scientific, and Technical Services 3% Finance and Insurance 1% Other 14% 1 Commercial loan mix excludes $16 million of PPP loans

Loan Portfolio Overview: Selected Portfolios Agriculture and Farmland ◼ $233 million portfolio as of March 31, 2022 ◼ Significant increase in corn and soybean prices since 2020 improved borrower profitability and should reduce portfolio credit risk ◼ Federal crop insurance programs mitigate production risks ◼ No customer accounts for more than 4% of the agriculture portfolio ◼ Weighted average LTV on Farmland loans is 55.7% ◼ 0.4% is rated substandard as of March 31, 2022 ◼ Over 70% of agricultural borrowers have been with the Company for at least 10 years, and over half for more than 20 years 5 Municipal, Consumer and Other ◼ $147 million portfolio as of March 31, 2022 ➢ Loans to municipalities are primarily federally tax - exempt ➢ Consumer loans include loans to individuals for consumer purposes and typically consist of small balance loans ◼ Commercial Tax - Exempt - Senior Living ➢ $32.4 million portfolio with $8.1 million average loan size ➢ Weighted average LTV of 89.6% ➢ 38.8% is rated substandard ◼ Commercial Tax - Exempt – Medical ➢ $22.2 million portfolio with $2.0 million average loan size ➢ Weighted average LTV of 39.7% ➢ No loans are rated substandard Municipalities 30% Commercial Tax - Exempt (Senior Living) 22% Commercial Tax - Exempt (Medical) 15% Consumer 8% Other 25% Farmland 66% Crops 28% Equipment finance 4% Livestock 2% 1 Agriculture and Farmland loan mix excludes $0.4 million of PPP loans

Loan Portfolio Overview: Asset Quality and Reserves Non - performing Assets/Total Assets % and Net Charge - off % Allowance for Loan Losses to Total Loans (%) 6 ◼ Substandard loans increased $10.7 million to $92.9 million and Pass - Watch loans decreased $39.4 million to $108.9 million as of March 31, 2022 when compared to December 31, 2021 ◼ In addition to our allowance for loan losses, we had $2.1 million in credit - related discounts on acquired loans at March 31, 2022 0.78 0.74 0.39 0.14 0.13 0.23 0.07 0.04 (0.01) (0.19) 2018 2019 2020 2021 Q1 2022 NPAs/ Total Assets % NCO % 0.96 1.03 1.42 0.96 0.99 2018 2019 2020 2021 Q1 2022

Securities Portfolio Overview

Overview

- Company's debt securities consist primarily of the following types of fixed income instruments:
  - Agency guaranteed MBS: MBS pass-throughs, CMOs, and CMBS
  - Municipal Bonds: weighted average NRSRO credit rating of AA/Aa2
  - Treasury, Government Agency Debentures, and SBA-backed Full Faith and Credit Debt
  - Corporate Bonds: Investment Grade Corporate and Bank Subordinated Debt
- Investment strategy focused on maximizing returns and managing the Company's asset sensitivity with high credit quality intermediate duration investments
- Company emphasizes predictable cash flows that limit faster prepayments when rates decline or extended durations when rates rise

AOCI Volatility

- The future impact of AOCI volatility on tangible book value is lower at March 31, 2022 relative to December 31, 2021 due to:
  - Transfer of $104 million of our most rate sensitive securities from AFS to HTM on March 31, 2022
  - Decrease in AFS portfolio by $8 million from December 31, 2021
  - Reduction in effective duration of AFS portfolio from 4.42 at December 31, 2021 to 3.89 at March 31, 2022

Key investment portfolio metrics

($000)	AFS	HTM	Total
Amortized Cost	$972,817	$438,054	$1,410,871
Fair Value	933,922	416,603	1,350,525
Unrealized Gain/(Loss)	(38,895)	(21,451)	(60,346)
Book Yield	1.92%	1.68%	1.85%
Effective Duration	3.89	6.47	4.68

Portfolio Composition



Corporate
4%
Yield: 3.61%
U.S. Treasury
12%
Yield:1.38%
U.S. Gov't Agency
10%
Yield: 1.61%
Municipal
22%
Yield: 1.98%
Agency RMBS
19%
Yield: 1.96%
Agency CMBS
33%
Yield: 1.71%

Amortized Cost: $1,411mm
Yield: 1.85%

Financial data as of March 31, 2022

7

◼ The low interest rate environment pressured the net interest margin, however net interest margin less PPP loan fees and loan dis count accretion increased the last two quarters ◼ 41% of the loan portfolio matures or reprices within the next 12 months ◼ Loan mix is 65% fixed rate and 35% variable rate; 84% of variable rate loans either have no floor or have an index plus sprea d a t or above the floor rate Net Interest Margin FTE NIM 1 GAAP NIM Annual Quarterly Accretion of acquired loan discounts contribution to GAAP NIM 8 PPP loan fees contribution to GAAP NIM * Annualized measure; 1 Tax - equivalent basis metric; see "Non - GAAP reconciliations" in the Appendix for reconciliation of non - GAAP financial measures to their most closely comparabl e GAAP financial measures. FTE NIM 1* GAAP NIM * Accretion of acquired loan discounts contribution to GAAP NIM PPP loan fees contribution to GAAP NIM 1bp 1bp 2bps 2bps 6bps 3.25% 3.14% 3.18% 3.17% 3.08% 3.30% 3.19% 3.23% 3.22% 1Q21 2Q21 3Q21 4Q21 1Q22 3.13% 7 bps 25bps 25 bps 31bps 15 bps 16bps 3.83% 4.16% 4.31% 3.54% 3.18% 4.01% 4.25% 4.38% 3.60% 3.23% 2017 2018 2019 2020 2021 13bps 7bps 2bps 9 bps N/A N/A N/A 3bps 24bps

Wealth Management Overview 9 Comprehensive Wealth Management Services ◼ Proprietary investment management solutions ◼ Financial planning ◼ Trust and estate administration $4.5 $4.8 $5.9 $1.5 $1.6 $1.7 $2.0 $0.4 $0.4 $0.4 $0.2 $0.3 $0.3 $0.3 $0.3 $0.1 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 2019 2020 2021 1Q 2022 Asset Management and Trust Services Agricultural Services - Farm Management Agricultural Services - Real Estate Brokerage Investment Brokerage $6.8 $7.2 $8.4 $2.3 Wealth Management Revenue Trends ($mm) Over $1.9 billion of assets under management or administration as of March 31, 2022 Agricultural Services ◼ Farm management services: Over 77,000 acres ◼ Real estate brokerage including auction services ◼ Farmland appraisals Total

Near - Term Outlook ◼ Developing macroeconomic trends creating a more challenging environment for generating loan growth in 2022 ➢ Continued discipline in pricing and interest rate risk management will likely continue to impact new C&I and CRE loan product ion ➢ Loan production pipelines at March 31, 2022 are in line with pipelines at December 31, 2021 ◼ Expect continued net interest income growth and NIM expansion (excluding the impact of PPP loans) ➢ Higher rates providing more attractive opportunities to redeploy excess liquidity into loans and investment securities ➢ Asset sensitive balance sheet is well positioned for a rising rate environment and NIM should expand with each Fed Funds rate in crease ◼ Excluding mortgage banking, all noninterest income components are expected to increase in 2022 consistent with the growth of the bank and its larger customer base ➢ Mortgage banking fee income being impacted by higher interest rates, less refinance volume, and margin compression ◼ Noninterest expense expected to be relatively consistent throughout remainder of 2022 ➢ Cost savings from NXT Bancorporation were fully realized starting in 1Q 2022 ◼ Continued strong credit metrics, financial strength of borrowers, and conservatively underwritten portfolio expected to resul t i n modest provision levels even if economic conditions deteriorate ◼ Balanced approach to capital deployment with flexibility to support faster organic growth, current cash dividend and share re pur chases ◼ Well - positioned to capitalize on additional accretive acquisition opportunities 10

Our history – Long track record of organic and acquisitive growth Fred Drake named President and CEO of Heartland Bank and Trust Company and leads its entry into Bloomingt on - Normal 1992 1964 - 1982 George Drake purchases El Paso National Bank and assembles group of banks in rural communities in Central IL M.B. Drake starts bank in Central IL 1920 HBT Financial, Inc. incorporates as a multi - bank holding company owning three banks 1982 1997 All five banks owned by HBT Financial, Inc. merge into Heartland Bank and Trust Company Wave of FDIC - assisted and strategic acquisitions, including expansion into the Chicago MSA 2010 - 2015 Acquisition of Lincoln S.B. Corp (State Bank of Lincoln) 2018 1 Company crosses $1bn in assets 2007 1999 - 2008 Entry into several new markets in Central IL through de novo branches and acquisitions 1 Although the Lincoln transaction is identified as an acquisition above, the transaction was accounted for as a change of repo rt ing entity due to its common control with the Company 2019 Completion of IPO in October 11 2020 Merger of State Bank of Lincoln into Heartland Bank and Trust Company 20 21 Entry i nto Iowa with NXT Bank acquisition

Our markets Branch locations Chicago MSA 34% Iowa 4% Mid - sized Illinois markets 62% Deposits Chicago MSA 48% Iowa 11% Mid - sized Illinois markets 41% Chicago MSA 29% Iowa 7% Mid - sized Illinois markets 64% $2.5bn $3.8bn 61 branches 12 Source: S&P Global Market Intelligence Note: Financial data as of March 31, 2022 Illinois branches outside of the Chicago MSA Illinois branches in the Chicago MSA Iowa branches acquired in the NXT Bancorporation, Inc. acquisition closed on October 1, 2021 Branches Loans

Business strategy

Small enough to know you, big enough to serve you

Preserve strong ties to our communities

- Drake family involved in Central IL banking since 1920
- Management lives and works in our communities
- Community banking and relationship-based approach stems from adherence to our Midwestern values
- Committed to providing products and services to support the unique needs of our customer base
- Nearly all loans originated to borrowers domiciled within 60 miles of a branch

Deploy excess deposit funding into loan growth opportunities

- Highly defensible market position (Top 2 deposit market share rank in 6 of 7 largest core mid-sized markets in Central Illinois[1]) that contributes to our strong core deposit base and funding advantage
- Continue to deploy our excess deposit funding (65% loan-to-deposit ratio) into attractive loan opportunities in larger, more diversified markets
- Efficient decision-making process provides a competitive advantage over the larger and more bureaucratic money center and super regional financial institutions that compete in our markets

Maintain a prudent approach to credit underwriting

- Robust underwriting standards will continue to be a hallmark of the Company
- Maintained sound credit quality and minimal originated problem asset levels during the Great Recession
- Diversified loan portfolio primarily within footprint
- Underwriting continues to be a strength as evidenced by only 4bps NCOs / loans during 2020 and (1)bp during 2021

Pursue strategic acquisitions and sustain strong profitability

- Positioned to be the acquirer of choice for many potential partners in and adjacent to our existing markets
- Successful integration of 8 community bank acquisitions in the last 12 years
- Chicago MSA, in particular, has ~100 banking institutions with less than $1bn in assets
- 1.43% ROAA[2] and 3.23% NIM[3] during 2021
- Highly profitable through the Great Recession

[1] Core mid-sized markets in Central Illinois defined as Illinois markets outside of the Chicago metropolitan statistical area; leading deposit share defined as top three deposit share rank; [2] Metrics based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metrics, see "Non-GAAP reconciliations" in Appendix; [3] Metrics presented on tax equivalent basis; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in Appendix.

HBT Financial

13

Experienced executive management team with deep community ties Fred L. Drake Chairman and CEO 39 years with Company 42 years in industry J. Lance Carter President and Chief Operating Officer 20 years with Company 28 years in industry Patrick F. Busch Chief Lending Officer, President of Heartland Bank 26 years with Company 43 years in industry Matthew J. Doherty Chief Financial Officer 12 years with Company 30 years in industry Lawrence J. Horvath Senior Regional Lender, Heartland Bank 12 years with Company 36 years in industry Mark W. Scheirer Chief Credit Officer 11 years with Company 29 years in industry Andrea E. Zurkamer Chief Risk Officer 8 years with Company 21 years in industry Diane H. Lanier Chief Retail Officer 25 years with Company 37 years in industry 14

Talented Board of Directors with deep financial services industry experience



Fred L. Drake
Chairman

- Director since 1984
- CEO of HBT Financial
- **39** years with Company
- **42** years in industry



J. Lance Carter
Director

- Director since 2011
- President and COO of HBT Financial
- **20** years with Company
- **28** years in industry



Patrick F. Busch
Director

- Director since 1998
- Chief Lending Officer of HBT Financial
- **26** years with Company
- **43** years in industry



Roger A. Baker
Director

- Director since 2022
- Former Chairman and President of NXT Bancorporation
- Owner, Sinclair Elevator, Inc.



Dr. C. Alvin Bowman
Director

- Director since June 2019
- Former President of Illinois State University
- **36** years in higher education



Eric E. Burwell
Director

- Director since June 2005
- Owner, Burwell Management Company
- Invests in a variety of real estate, private equity, venture capital and liquid investments



Allen C. Drake
Director

- Director since 1981
- Retired EVP with **27** years of experience at Company
- Formerly responsible for Company's lending, administration, technology, personnel, accounting, trust and strategic planning



Linda J. Koch
Director

- Director since June 2020
- Former President and CEO of the Illinois Bankers Association



Gerald E. Pfeiffer
Director

- Director since June 2019
- Former Partner at CliftonLarsonAllen LLP with **46** years of industry experience
- Former CFO of Bridgeview Bancorp

HBT Financial

15

Investment highlights 4 1 2 3 5 Track record of successfully integrating acquisitions Consistent performance through cycles Leading deposit share in mid - sized markets provides funding for stronger loan demand in higher growth areas Stable, low - cost deposit base well - positioned for rising rates Prudent risk management 16

Consistent performance through cycles… Drivers of profitability Pre - tax return on average assets (%) 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 2006 2007 2008 2009 2010 2011¹ 2012¹ 2013¹ 2014 2015 2016 2017 2018 2019 2020 2021 Source: S&P Global Market Intelligence; For 2006 through June 30, 2012, the Company’s pre - tax ROAA does not include Lincoln S.B. Corp. and its subsidiaries; 1 HBT pre - tax ROAA adjusted to exclude the following significant non - recurring items in the following years: 2011: $25.4 million bargain purchase gains; 2012: $11.4 million bargain purchase gains, $9.7 million net realized gain on securities, and $6.7 million net positive adjustments on FDIC indemnification asset and true - up liability; 2013: $9.1 million ne t realized loss on securities and $6.9 million net loss related to the sale of branches; 2 Represents 23 high performing major exchange - traded banks headquartered in the Midwest with $2 - 10bn in assets and a 2020 core re turn on average assets above 1.0% Strong, low - cost deposits supported by our leading market share in core mid - sized markets 1 Relationship - based business model that has allowed us to cultivate and underwrite attractively priced loans A robust credit risk management framework to prudently manage credit quality Diversified sources of fee income, including in wealth management 4 Company Adjusted 1 Company High Performing Peer Median 2 Consistent outperformance, even during periods of broad economic stress 1 2 3 17

1 . . . drives compelling tangible book value growth

Tangible book value per share over time ($ per share)[1]



TBVPS CAGR[1]: 12.0%
TBVPS CAGR[1]: 5.9%
$4.69
$5.38
$6.10
$6.91
$10.15
$12.56
$12.93
$14.72
$15.33
$16.25
$16.23
$17.27
$17.80
$(7.26)
$10.54
$11.12
$12.29
$13.13
$12.16
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
3Q19
IPO Diultion[2]
3Q19
2019 IPO Adjusted[2]
2020
2021
1Q22

Cumulative effect of dividends paid ($ per share)[3]



$0.20
$0.40
$0.60
$0.79
$1.53
$1.76
$2.03
$2.37
$3.21
$5.01
$5.88
$7.83
$0.60
$1.20
$1.36
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
3Q19
3Q19
2019
2020
2021
1Q22

[1] For reconciliation with GAAP metric, see "Non-GAAP reconciliations" in Appendix; [2] In 2019, HBT Financial issued and sold 9,429,794 shares of common stock at a price of $16 per share. Total proceeds received by the Company, net of offering costs, were $138.5 million and were used to substantially fund a $170 million special dividend to stockholders of record prior to the initial public offering. Amount reflects dilution per share attributable to newly issued shares in initial public offering and special dividend payment. For reconciliation with GAAP metric, see "Non-GAAP reconciliations" [3] Excludes dividends paid to S Corp shareholders for estimated tax liability prior to conversion to C Corp status on October 11, 2019. Excludes $170 million special dividend funded primarily from IPO proceeds. For reconciliation with GAAP metric, see "Non-GAAP reconciliations" in Appendix

HBT Financial

18

Leading deposit share in mid-sized markets provides funding for stronger loan demand in higher growth areas

2

Leading Deposit Market Position

- Top 2 deposit share rank in 6 of 7 largest core mid-sized markets in Central Illinois[1]

Company market share by county[2]

County	Deposits ($mm)	Branches	Market share	Rank
McLean	$635	9	16.7%	2
DeKalb	403	7	13.8%	4
Cook	271	2	0.1%	53
Tazewell	262	7	7.6%	2
Woodford	252	6	26.6%	2
Bureau	246	4	21.0%	1
Logan	220	3	33.5%	1
De Witt	184	3	39.5%	2
Other Counties	952	21		

Shaded counties denote Company's top mid-sized markets by deposit share

Loan Growth Opportunities

Chicago MSA

- Entered market in 2011 with acquisition of Western Springs National Bank
- In-market disruption from recent bank M&A in Chicago MSA has provided attractive source of local talent
- Scale and diversity of Chicago MSA provides continued growth opportunities, both in lending and deposits
- Loan growth in Chicago MSA spread across a variety of commercial asset classes, including multifamily, mixed use, industrial, retail, and office

Central Illinois

- Deep-rooted market presence expanded through several acquisitions since 2007
- Electric automaker Rivian has hired over 5,000 people at its manufacturing facility in Normal, Illinois, leading to increased economic activity in the area

Iowa

- Entered market in 2021 with acquisition of NXT Bancorporation
- Opportunity to accelerate loan growth in Iowa thanks to HBT's larger lending limit and ability to add to talented banking team

[1] Core mid-sized markets in Central Illinois defined as Illinois markets outside of the Chicago metropolitan statistical area; leading deposit share defined as top three deposit share rank; [2] Source: S&P Capital IQ, data as of June 30, 2021

HBT Financial

19

Stable, low - cost deposit base well - positioned for rising rates Cost of deposits* (%) remains consistently below peers Source: S&P Global Market Intelligence Note: 1 Represents median of 23 high performing major exchange - traded banks headquartered in the Midwest with $2 - 10bn in assets and a 2 021 core return on average assets above 1.0%; * Annualized measure. 1 3 20 0.18 0.17 0.21 0.29 0.14 0.07 0.30 0.32 0.55 0.83 0.46 0.19 2016 2017 2018 2019 2020 2021 HBT High Performing Peers With a lower deposit beta than peers during the last interest rate tightening cycle 0.00 0.50 1.00 1.50 2.00 2.50 0.0 0.2 0.4 0.6 0.8 1.0 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 HBT Cost of Deposits % (left axis) High Performing Peers Median Cost of Deposits % (left axis) Fed Funds Rate % (right axis) Deposit beta (4Q16 – 1Q19): HBT = 7.7%, High Performing Peers = 28.0%

Farmer City State Bank Farmer City, IL $70mm deposits Citizens First National Bank Princeton, IL FDIC - assisted $808mm deposits Track record of successfully integrating acquisitions BankPlus Morton, IL $231mm deposits 2007 2012 Bank of Illinois Normal, IL FDIC - assisted $176mm deposits Western Springs National Bank Western Springs, IL FDIC - assisted $184mm deposits Bank of Shorewood Shorewood, IL FDIC - assisted $105mm deposits 2011 2018 2015 2010 National Bancorp, Inc. (American Midwest Bank) Schaumburg, IL $447mm deposits Lincoln S.B. Corp (State Bank of Lincoln) 1 Lincoln, IL $357mm deposits 1 Although the Lincoln transaction is identified as an acquisition, the transaction was accounted for as a change of reporting en tity due to its common control with Company 4 21 2021 NXT Bancorporation, Inc. (NXT Bank) Central City, IA $181mm deposits

⑤ Prudent risk management

Comprehensive Enterprise Risk Management

Strategy and Risk Management

- Majority of Directors are independent, with varied experiences and backgrounds
- Board of directors has an established Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and an Enterprise Risk Management (ERM) Committee
- ERM program embodies the "three lines of defense" model and promotes business line risk ownership.
- Independent and robust internal audit structure, reporting directly to our Audit Committee
- Strong compliance culture and compliance management system
- Code of Ethics and other governance documents are available at ir.hbtfinancial.com

Data Security & Privacy

- Robust data security program, and under our privacy policy, we do not sell or share customer information with non-affiliated entities.
- Formal company-wide business continuity plan covering all departments, as well as a cybersecurity program that includes internal and outsourced, independent testing of our systems and employees

Disciplined Credit Risk Management

- Risk management culture instilled by management
- Well-diversified loan portfolio across commercial, regulatory CRE, and residential
- Primarily originated across in-footprint borrowers
- Centralized credit underwriting group that evaluates all exposures over $500,000 to ensure uniform application of policies and procedures
- Conservative credit culture, strong underwriting criteria, and regular loan portfolio monitoring
- Robust loan review process annually reviews more than 40% of loan commitments.

Historical net charge-offs (%)



NCOs / Loans %
0.15
0.23
0.07
0.04
(0.01)
2017
2018
2019
2020
2021

HBT Financial

22

Appendix 23

Non-GAAP reconciliations

Adjusted net income and adjusted ROAA

($000)	2019	2020	2021	1Q22
Net income	$66,865	$36,845	$56,271	$13,604
C-Corp equivalent adjustment [1]	(13,493)	--	--	--
C-Corp equivalent net income [1]	$53,372	$36,845	$56,271	$13,604
Adjustments:				
Acquisition expenses	--	--	(1,416)	--
Branch closure expenses	--	--	(748)	--
Charges related to termination of certain employee benefit plans	(3,796)	(1,457)	--	--
Gains (losses) on sale of closed branch premises	--	--	--	197
Net earnings (losses) from closed or sold operations, including gains on sale [2]	524	--	--	--
Mortgage servicing rights fair value adjustment	(2,400)	(2,584)	1,690	1,729
Total adjustments	(5,672)	(4,041)	(474)	1,926
Tax effect of adjustments	1,617	1,152	(95)	(549)
Less adjustments after tax effect	(4,055)	(2,889)	(569)	1,377
Adjusted net income	**$57,427**	**$39,734**	**$56,840**	**$12,227**
Average assets	$3,233,386	$3,447,500	$3,980,538	$4,343,446
Return on average assets	2.07%	1.07%	1.41%	1.27%*
C Corp equivalent return on average assets	1.65%	N/A	N/A	N/A
Adjusted return on average assets	**1.78%**	**1.15%**	**1.43%**	**1.14%***

* Annualized measure; [1] Reflects adjustment to our historical net income for each period to give effect to the C Corp equivalent provision for income tax for such year. No such adjustment is necessary for periods subsequent to 2019; [2] Closed or sold operations include HB Credit Company, HBT Insurance, and First Community Title Services, Inc.

HBT Financial

24

Non - GAAP reconciliations (cont’d) Average tangible common equity and adjusted ROATCE ($000) 2019 2020 2021 1Q22 Total stockholders’ equity $341,544 $350,703 $380,080 $406,289 Less: goodwill (23,620) (23,620) (25,057) (29,322) Less: core deposit intangible assets (4,748) (3,436) (2,333) (1,844) Average tangible common equity $313,176 $323,647 $352,690 $375,123 Net income $66,865 $36,845 $56,271 $13,604 C Corp equivalent net income 1 53,372 N/A N/A N/A Adjusted net income 57,427 39,734 $56,840 12,227 Return on average stockholders’ equity 19.58% 10.51% 14.81% 13.58%* Return on average tangible common equity 21.35% 11.38% 15.95% 14.71%* C Corp equivalent return on average stockholders’ equity 1 15.63% N/A N/A N/A C Corp equivalent return on average tangible common equity 1 17.04% N/A N/A N/A Adjusted return on average stockholders’ equity 16.81% 11.33% 14.95% 12.20%* Adjusted return on average tangible common equity 18.34% 12.28% 16.12% 13.22%* * Annualized measure; 1 Reflects adjustment to our historical net income for each period to give effect to the C Corp equivalent provision for income ta x for such year. No such adjustment is necessary for periods subsequent to 2019. 25

Non-GAAP reconciliations (cont'd)

Net interest income (tax-equivalent basis)

($000)	2017	2018	2019	2020	2021
Net interest income	$120,998	$129,442	$133,800	$117,605	$122,403
Tax equivalent adjustment	5,527	2,661	2,309	1,943	2,028
Net interest income (tax-equivalent basis)	**$126,525**	**$132,103**	**$136,109**	**$119,548**	**$124,431**
Average interest-earnings assets	$3,157,195	$3,109,289	$3,105,863	$3,318,764	$3,846,473

Net interest margin (tax-equivalent basis)

(%)	2017	2018	2019	2020	2021
Net interest margin	3.83%	4.16%	4.31%	3.54%	3.18%
Tax equivalent adjustment	0.18%	0.09%	0.07%	0.06%	0.05%
Net interest margin (tax-equivalent basis)	**4.01%**	**4.25%**	**4.38%**	**3.60%**	**3.23%**

Net interest income (tax-equivalent basis)

($000)	1Q21	2Q21	3Q21	4Q21	1Q22
Net interest income	$29,129	$29,700	$30,715	$32,859	$31,928
Tax equivalent adjustment	503	503	508	514	529
Net interest income (tax-equivalent basis)	**$29,632**	**$30,203**	**$31,223**	**$33,373**	**$32,457**
Average interest-earnings assets	$3,637,449	$3,796,219	$3,831,886	$4,115,247	$4,201,793

Net interest margin (tax-equivalent basis)

(%)	1Q21	2Q21	3Q21	4Q21	1Q22
Net interest margin	3.25%*	3.14%*	3.18%*	3.17%*	3.08%*
Tax equivalent adjustment	0.05%*	0.05%*	0.05%*	0.05%*	0.05%*
Net interest margin (tax-equivalent basis)	**3.30%***	**3.19%***	**3.23%***	**3.22%***	**3.13%***

* Annualized measure.

HBT Financial

26

Non - GAAP reconciliations (cont’d) Efficiency ratio (tax - equivalent basis) ($000) 2019 2020 2021 1Q22 Total noninterest expense $91,026 $91,956 $91,246 $24,157 Less: amortization of intangible assets (1,423) (1,232) (1,054) (245) Adjusted noninterest expense $89,603 $90,724 $90,192 $23,912 Net interest income $133,800 $117,605 $122,403 $31,928 Total noninterest income 32,751 34,456 37,328 10,043 Operating revenue 166,551 152,061 159,731 41,971 Tax - equivalent adjustment 2,309 1,943 2,028 529 Operating revenue (tax - equivalent basis) $168,860 $154,004 $161,759 $42,500 Efficiency ratio 53.80% 59.66% 56.46% 56.97% Efficiency ratio (tax - equivalent basis) 53.06% 58.91% 55.76% 56.26%

Non - GAAP reconciliations (cont’d) Tangible book value per share and cumulative effect of dividends (2007 to 3Q19) ($mm) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 Tangible book value per share Total equity $109 $120 $130 $143 $197 $262 $257 $287 $311 $326 $324 $340 $349 Less goodwill (23) (23) (23) (23) (23) (23) (12) (12) (24) (24) (24) (24) (24) Less core deposit intangible (9) (9) (7) (7) (7) (15) (11) (9) (11) (9) (7) (5) (4) Tangible common equity $77 $88 $99 $113 $167 $224 $233 $265 $276 $294 $293 $311 $321 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Book value per share $6.65 $7.36 $7.95 $8.73 $12.00 $14.68 $14.23 $15.92 $17.26 $18.05 $17.92 $18.88 $19.36 Tangible book value per share $4.69 $5.38 $6.10 $6.91 $10.15 $12.56 $12.93 $14.72 $15.33 $16.25 $16.23 $17.27 $17.80 TBVPS CAGR (%) 12.0% Cumulative effect of dividends per share Cumulative regular dividends $ -- $3 $7 $10 $13 $17 $22 $26 $33 $38 $46 $54 $62 Cumulative special dividends -- -- -- -- -- 10 10 10 10 20 45 52 79 Cumulative effect of dividends $ -- $3 $7 $10 $13 $27 $32 $36 $43 $58 $91 $106 $141 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Cumulative effect of dividends per share $ -- $0.20 $0.40 $0.60 $0.79 $1.53 $1.77 $2.02 $2.36 $3.21 $5.01 $5.88 $7.83 28

Non - GAAP reconciliations (cont’d) IPO adjusted tangible book value per share ($mm) IPO Adjusted 3Q19 2019 2020 2021 1Q22 Tangible book value per share Total equity $333 $364 $412 $383 Less goodwill (24) (24) (29) (29) Less core deposit intangible (4) (3) (2) (2) Tangible common equity $305 $338 $381 $352 Shares outstanding (mm) 27.46 27.46 28.99 28.97 Book value per share $12.12 $13.25 $14.21 $13.23 Tangible book value per share $10.54 $11.12 $12.29 $13.13 $12.16 TBVPS CAGR (%) 5.9% Tangible book value per share (IPO adjusted 3Q19 to 1Q21) ($000) 3Q19 Tangible common equity Total equity $348,936 Less goodwill (23,620) Less core deposit intangible (4,366) Tangible common equity 320,950 Net proceeds from initial public offering 138,493 Use of proceeds from initial public offering (special dividend) (169,999) IPO adjusted tangible common equity $289,444 Shares outstanding 18,027,512 New shares issued during initial public offering 9,429,794 Shares outstanding, following the initial public offering 27,457,306 Tangible book value per share $17.80 Dilution per share attributable to new investors and special dividend payment (7.26) IPO adjusted tangible book value per share $10.54 29

Non - GAAP reconciliations (cont’d) ($000) 2019 2020 2021 1Q22 Tangible common equity Total equity $332,918 $363,917 $411,881 $383,155 Less goodwill (23,620) (23,620) (29,322) (29,322) Less core deposit intangible (4,030) (2,798) (1,943) (1,698) Tangible common equity $305,268 $337,499 $380,616 $352,135 Tangible assets Total assets $3,245,103 $3,666,567 $4,314,254 $4,348,965 Less goodwill (23,620) (23,620) (29,322) (29,322) Less core deposit intangible (4,030) (2,798) (1,943) (1,698) Tangible assets $3,217,453 $3,640,149 $4,282,989 $4,317,945 Total stockholders’ equity to total assets 10.26% 9.93% 9.55% 8.81% Tangible common equity to tangible assets 9.49% 9.27% 8.89% 8.16% Tangible common equity to tangible assets 30

Non - GAAP reconciliations (cont’d) ($000) 2019 2020 2021 1Q22 Total deposits $2,776,855 $3,130,534 $3,738,185 $3,816,069 Less time deposits of $250,000 or more (44,754) (26,687) (59,512) (34,973) Less brokered deposits -- -- (4,238) (4,239) Core deposits $2,732,101 $3,103,847 $3,674,435 $3,776,857 Core deposits to total deposits 98.39% 99.15% 98.29% 98.97% Core deposits 31

HBT Financial, Inc.